                                                                    Exhibit 10.9


                             STOCKHOLDERS' AGREEMENT



                                      among

                                MARINEMAX, INC.,

                             BRUNSWICK CORPORATION,

                                       and

                                 SENIOR FOUNDERS




                                 April 28, 1998

                                TABLE OF CONTENTS


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                                                                                                               PAGE
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                                    ARTICLE I
                                    DEFINITIONS.................................................................  1

         Section 1.1 "Affiliate"................................................................................  1
         Section 1.2 "Agreement"................................................................................  1
         Section 1.3 "Brunswick Shares".........................................................................  1
         Section 1.4 "Change in Control"........................................................................  1
         Section 1.5 "Common Stock".............................................................................  2
         Section 1.6 "Company"..................................................................................  2
         Section 1.7 "Covered Shares"...........................................................................  2
         Section 1.8 "Dealer Agreements"........................................................................  2
         Section 1.9 "Governance Agreement".....................................................................  3
         Section 1.10 "Initial Ownership Percentage"............................................................  3
         Section 1.11 "IPO".....................................................................................  3
         Section 1.12 "Mergers".................................................................................  3
         Section 1.13 "Other Designated Member".................................................................  3
         Section 1.14 "Permitted Brunswick Leakage Amount"......................................................  3
         Section 1.15 "Person"..................................................................................  3
         Section 1.16 "Price Per Share".........................................................................  3
         Section 1.17 "Senior Founder"..........................................................................  3
         Section 1.18 "Settlement"..............................................................................  4
         Section 1.19 "Shares"..................................................................................  4
         Section 1.20 "Stockholders"............................................................................  4
         Section 1.21 "Targeted Investment Percentage"..........................................................  4
         Section 1.22 "Trans....................................................................................  4
         Section 1.23 "Transfer"................................................................................  4
         Section 1.24 "Transferring Senior Founder".............................................................  4

                                   ARTICLE II
                                   RESTRICTIONS ON TRANSFER.....................................................  4
         Section 2.1 Restrictions on Senior Founders............................................................  4
         Section 2.2 Restrictions on Brunswick..................................................................  5
         Section 2.3 Restrictions on the Company................................................................  5

                                   ARTICLE III
                                   LIMITATIONS ON SENIOR FOUNDERS' TRANSFER OF COVERED SHARES...................  5
         Section 3.1 Transfer of Covered Shares.................................................................  5
         Section 3.2 Option of Brunswick........................................................................  5
         Section 3.3 Option of the Company......................................................................  5




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                                                                                                               PAGE
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         Section 3.4 Options of Non-Transferring Senior Founders................................................  6
         Section 3.5 Further Options of Non-Transferring Senior Founders........................................  6
         Section 3.6 Option of Brunswick........................................................................  6
         Section 3.7 Transfer of Covered Shares.................................................................  7

                                   ARTICLE IV
                                   LIMITATIONS ON BRUNSWICK'S TRANSFER OF SHARES................................  7
         Section 4.1 Transfer of Brunswick Shares...............................................................  7
         Section 4.2 Option of the Company......................................................................  7
         Section 4.3 Options of Senior Founders.................................................................  7
         Section 4.4 Further Options of Senior Founders.........................................................  7
         Section 4.5 Transfer of Brunswick Shares...............................................................  8

                                    ARTICLE V
                                    PERMITTED TRANSFERS.........................................................  8
         Section 5.1 Death of a Senior Founder..................................................................  8
         Section 5.2 Certain Transfers of Shares by Senior Founders.............................................  8
         Section 5.3 Transfer to Brunswick Affiliate............................................................  8
         Section 5.4 Change in Control..........................................................................  8
         Section 5.5 Termination of Sea Ray Dealer Agreement....................................................  9

                                   ARTICLE VI
                                   SETTLEMENT...................................................................  9
         Section 6.1 Time and Place of Settlement...............................................................  9
         Section 6.2 Delivery of Stock Certificate(s)........................................................... 10

                                   ARTICLE VII
                                   MAINTENANCE AND OTHER BRUNSWICK RIGHTS....................................... 10
         Section 7.1 Maintenance Right.......................................................................... 10
         Section 7.2 Right of First Refusal on Transfer of Covered Shares....................................... 10
         Section 7.3 Right in the Event of Future Offerings by the Company...................................... 10
         Section 7.4 Market Purchases of Brunswick.............................................................. 10
         Section 7.5 Right in the Event of Issuance of New Class of Stock....................................... 10
         Section 7.6 Right in the Event of Proposed Sale........................................................ 11

                                  ARTICLE VIII
                                  TERM OF AGREEMENT............................................................. 11

                                  ARTICLE IX
                                  VOTING........................................................................ 11
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                                    ARTICLE X
                                    REPRESENTATION AND WARRANTIES............................................... 11
         Section 10.1 Representations and Warranties of the Company............................................. 11
         Section 10.2 Representations and Warranties of Brunswick............................................... 12
         Section 10.3 Representations and Warranties of Senior Founders......................................... 12

                                   ARTICLE XI
                                   GENERAL PROVISIONS........................................................... 12
         Section 11.1 Legal Impediment of the Company; Stockholder Vote......................................... 12
         Section 11.2 Stock Certificate(s) To Be Marked with Legend............................................. 13
         Section 11.3 Copy of Agreement To Be Kept on File...................................................... 13
         Section 11.4 Subsequent Spouses to Become Bound........................................................ 13
         Section 11.5 Entire Agreement; Amendment, Modification, Termination.................................... 13
         Section 11.6 Controlling Law........................................................................... 14
         Section 11.7 Notices................................................................................... 14
         Section 11.8 Binding Nature of Agreement; No Assignment................................................ 15
         Section 11.9 Execution in Counterparts................................................................. 15
         Section 11.10 Provisions Severable..................................................................... 15
         Section 11.11 Counting................................................................................. 15
         Section 11.12 Effective Date........................................................................... 16





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                             STOCKHOLDERS' AGREEMENT

                  STOCKHOLDERS' AGREEMENT dated as of the 28th day of April 1998 among MARINEMAX, INC., a Delaware corporation (the "Company"); BRUNSWICK CORPORATION, a Delaware corporation for itself and on behalf of its subsidiaries and Affiliates including the Sea Ray Division of Brunswick ("Brunswick"); and WILLIAM H. MCGILL JR., RICHARD R. BASSETT, LOUIS R. DELHOMME, and RICHARD C. LAMANNA JR., each of whom is the senior founder of a company that has merged with the Company (the "Senior Founders").

                                 R E C I T A L S

                  A. After the IPO as defined herein, Brunswick and the Senior Founders will own certain issued and outstanding shares of the Company's Common Stock.

                  B. The Senior Founders and Brunswick desire to set forth their rights to purchase or acquire certain Shares and to encumber, sell, transfer, or otherwise dispose of certain Shares whenever acquired.

                                A G R E E M E N T

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.1 "AFFILIATE" means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person.

                  SECTION 1.2 "AGREEMENT" means this Stockholders' Agreement.

                  SECTION 1.3 "BRUNSWICK SHARES" means that number of Shares owned by Brunswick or an Affiliate of Brunswick.

                  SECTION 1.4 "CHANGE IN CONTROL" means a change in control of the Company of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Agreement, or if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, which serve similar purposes, that occurs if and when:

                  (a) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the Company or an employee benefit plan of the Company, that acquires directly or indirectly the beneficial ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition such person is, directly or indirectly, the beneficial owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company; or

                  (b) a tender offer or exchange offer is made whereby the effect of such offer is to take over and control the Company, and such offer is consummated for the equity securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities; or

                  (c) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company as a result of which less than seventy-five percent (75%) of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction are beneficially owned by the holders of at least seventy-five percent (75%) of the outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (d) the stockholders of the Company shall approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a substantial portion of the Company's assets to another person or entity that is not a wholly owned subsidiary of the Company (i.e., over fifty percent (50%) of the total assets of the Company).

                  SECTION 1.5 "COMMON STOCK" means all shares of the Company's Common Stock.

                  SECTION 1.6 "COMPANY" means MarineMax, Inc.

                  SECTION 1.7 "COVERED SHARES" means that portion of Transaction Shares that a Senior Founder wishes to Transfer in any calendar year during any period in which Section 2.1 is applicable, which portion constitutes more than the lesser of (a) one percent (1%) of the issued and outstanding Shares existing at the time of the proposed Transfer or (b) ten percent (10%) of the Transaction Shares owned by such Senior Founder existing at the time of the Proposed Transfer.

                  SECTION 1.8 "DEALER AGREEMENTS" means the agreements of even date between subsidiaries of the Company, Brunswick, and any Affiliate of Brunswick providing for the purchase, sale, and maintenance of boats and related marine products.





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
                  SECTION 1.9 "GOVERNANCE AGREEMENT" means that agreement of even date between the Company and Brunswick with respect to the ownership of Shares by Brunswick and Brunswick's conduct as a stockholder of the Company.

                  SECTION 1.10 "INITIAL OWNERSHIP PERCENTAGE" means fourteen and one-tenth percent (14.1%) of the issued and outstanding Common Stock of the Company after giving effect to the IPO, if Brunswick purchases the shares of Common Stock of the Company as contemplated by the Agreement Relating to the Purchase of MarineMax Common Stock between Brunswick and the Company.

                  SECTION 1.11 "IPO" means the initial public offering of Common Stock of the Company.

                  SECTION 1.12 "MERGERS" means the merger transactions involving the Company, Bassett Boat Company of Florida, Louis DelHomme Marine, Gulfwind Marine USA, Gulfwind Marine South, and Harrison's Marine Centers, and their affiliated and subsidiary companies.

                  SECTION 1.13 "OTHER DESIGNATED MEMBER" means any individual designated by the Company to serve as a member of the Board of Directors of the Company and agreed to by Brunswick, which approval will not be unreasonably withheld by Brunswick taking into account whether such individual has the requisite knowledge and experience in business and financial matters as to be reasonably capable of serving as a director of a public corporation with revenue, assets, and operations comparable to the Company.

                  SECTION 1.14 "PERMITTED BRUNSWICK LEAKAGE AMOUNT" means in any calendar year that amount of Shares equal to the lesser of (a) one percent (1%) of the issued and outstanding Shares existing at the time of a proposed Transfer or (b) ten percent (10%) of the Brunswick Shares existing at the time of a proposed Transfer.

                  SECTION 1.15 "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated association, or other entity.

                  SECTION 1.16 "PRICE PER SHARE" means the average of the closing price of the Company's Common Stock, as reported by the exchange or other market on which the Company's Common Stock is principally traded, during the period commencing on the trading day of an Offer and ending on the day of the acceptance of an Offer.

                  SECTION 1.17 "SENIOR FOUNDER" means any of William H. McGill Jr., Richard R. Bassett, Louis R. DelHomme, and Richard C. LaManna Jr. The term Senior Founder also shall include, for purposes of Sections 2.1 and 2.2, any Person that acquires shares from a Senior Founder pursuant to Sections 5.1 or
5.2 and any other Person that the Company, Brunswick, and Messrs. McGill, Bassett, DelHomme, and LaManna unanimously agree, each




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acting in its or his sole discretion, shall be deemed a Senior Founder and who agrees to be bound by this Agreement.

                  SECTION 1.18 "SETTLEMENT" means the date on which Shares are purchased by the Company, the Senior Founders, or Brunswick pursuant to this Agreement, as set forth in Article VI hereof.

                  SECTION 1.19 "SHARES" means shares of Common Stock of the Company.

                  SECTION 1.20 "STOCKHOLDERS" means collectively the Senior Founders, Brunswick, and any Brunswick Affiliate, if and for as long as they or it remain the holders of record of Shares.

                  SECTION 1.21 "TARGETED INVESTMENT PERCENTAGE" means, to the extent Brunswick acquires the Initial Ownership Percentage, nineteen percent (19%) of the issued and outstanding Common Stock of the Company from time to time, provided that any Shares transferred by Brunswick or any Affiliate of Brunswick shall be deemed to continue to be owned by Brunswick in calculating the Targeted Investment Percentage.

                  SECTION 1.22 "TRANSACTION SHARES" means all Shares issued to Senior Founders (and/or to, or for the benefit of, their wives, lineal descendants, or other members of their immediate families) by virtue of the Mergers. A Senior Founder's Transaction Shares shall also include Transaction Shares Transferred at any time, or from time to time to, or for the benefit of, his wife, lineal descendants, or other members of his immediate family.

                  SECTION 1.23 "TRANSFER" means to sell, assign, transfer, give, donate, pledge, deposit, alienate, bequeath, devise, permit to pass pursuant to any proceedings involving the dissolution of a marriage, or otherwise encumber or dispose of, in any way or manner whatsoever, excluding any Transfer to, or for the benefit of, a Senior Founder's wife or lineal descendants or any other member of his immediate family or, in the case of Brunswick, a Transfer to a Brunswick Affiliate.

                  SECTION 1.24 "TRANSFERRING SENIOR FOUNDER" means any Senior Founder who desires to Transfer any Covered Shares during any period in which
Section 2.1 is applicable.

                                   ARTICLE II
                            RESTRICTIONS ON TRANSFER

                  SECTION 2.1 RESTRICTIONS ON SENIOR FOUNDERS. No Senior Founder shall Transfer any Covered Shares, or any interest therein, whenever acquired by such Senior Founder, during such time as the Dealer Agreements are in full force and effect, except as expressly provided in this Agreement and in accordance with its terms and conditions. Nothing contained in this Agreement shall restrict the right of a Senior Founder to Transfer any or all




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Shares held by such Senior Founder to any third party if, at the time of the proposed Transfer, (a) Brunswick owns the Targeted Investment Percentage and (b) a majority of the members of the Board of Directors of the Company consists of the Senior Founders and Other Designated Members. In addition, without the approval of Brunswick, no Senior Founder may Transfer any Covered Shares, or any interest therein, for a period of six (6) months from the date of this Agreement unless such Shares remain subject to the terms and conditions of this Agreement.

                  SECTION 2.2 RESTRICTIONS ON BRUNSWICK. Except for the Permitted Brunswick Leakage Amount or as otherwise permitted in accordance with the terms and conditions of this Agreement, Brunswick shall not Transfer any Brunswick Shares, or any interest therein, whenever acquired by Brunswick, except as expressly provided in this Agreement and in accordance with its terms and conditions. All restrictions on Brunswick also shall apply to all Affiliates of Brunswick.

                  SECTION 2.3 RESTRICTIONS ON THE COMPANY. Except in accordance with the terms and conditions of this Agreement, the Company shall not (a) cause or permit the Transfer of any Covered Shares or any Brunswick Shares to be made on its books, or (b) repurchase, redeem, or otherwise acquire any Covered Shares or any Brunswick Shares.

                                   ARTICLE III
           LIMITATIONS ON SENIOR FOUNDERS' TRANSFER OF COVERED SHARES

                  SECTION 3.1 TRANSFER OF COVERED SHARES. At any time a Senior Founder desires to Transfer any Covered Shares owned by him, the Transferring Senior Founder shall first offer in writing to sell all of those Transferring Senior Founder's Covered Shares to be transferred (a) to Brunswick in the event that Brunswick does not own the Targeted Investment Percentage or (b) first to the Company, then to the other Senior Founders, and then to Brunswick in the event Brunswick owns the Targeted Investment Percentage, in any such case at the Price Per Share, as set forth below.

                  SECTION 3.2 OPTION OF BRUNSWICK. For a period of twenty (20) days after the submission of an offer to Brunswick pursuant to Section 3.1(a), Brunswick shall have the option, exercisable by written notice to the Transferring Senior Founder, with a copy to each of the other Senior Founders and the Company, to purchase all or any part of the Covered Shares to be transferred at the Price Per Share.

                  SECTION 3.3 OPTION OF THE COMPANY. For a period of ten (10) days after the submission of an offer to the Company pursuant to Section 3.1(b), the Company shall have the option, exercisable by written notice to the Transferring Senior Founder, with a copy to each of the other Senior Founders and Brunswick, to purchase all or any part of the Covered Shares to be transferred at the Price Per Share.

                  SECTION 3.4 OPTIONS OF NON-TRANSFERRING SENIOR FOUNDERS. If the Company does not exercise its option to purchase all of the Transferring Senior Founder's Covered Shares to be transferred in accordance with Section 3.3, the Transferring Senior Founder shall offer in writing to sell that portion of the Covered Shares to be transferred that were not purchased in accordance with Section 3.3 to the non-Transferring Senior Founders at the Price Per Share. For a period of twenty (20) days after submission of the Transferring Senior Founder's offer to each of the non-Transferring Senior Founders, each of the non-Transferring Senior Founders shall have an option, exercisable by written notice to the Transferring Senior Founder, with copies to the other non-Transferring Senior Founders, the Company, and Brunswick, to purchase, at the Price Per Share, that portion of the Covered Shares to be transferred not otherwise purchased pursuant to Section 3.3 represented by the ratio that such non-Transferring Senior Founder's then existing Transaction Shares bears to the total number of the then existing Transaction Shares held by all of the non-Transferring Senior Founders (or in such other amounts as may be agreed upon by the non-Transferring Senior Founders).

                  SECTION 3.5 FURTHER OPTIONS OF NON-TRANSFERRING SENIOR FOUNDERS. If one or more non-Transferring Senior Founders having an option under
Section 3.4 to purchase the remaining Covered Shares to be transferred do not exercise their options and do not otherwise agree to purchase all of the remaining Covered Shares to be transferred in accordance with Section 3.4, then those non-Transferring Senior Founders who exercised their options to purchase a portion of the Covered Shares to be transferred pursuant to Section 3.4, shall have further options for a period of twenty (20) days to purchase the remaining Covered Shares to be transferred at the Price Per Share; provided, however, that if the exercise of those further options would result in the purchase of more than that number of Covered Shares remaining to be transferred, the remaining Covered Shares to be transferred shall be allocated to each non-Transferring Senior Founder having the option to purchase pursuant to this Section 3.5, to the extent of the lesser of (a) the number of remaining Covered Shares to be transferred that such non-Transferring Senior Founder desires to purchase, or
(b) that portion of the remaining Covered Shares represented by the ratio that such non-Transferring Senior Founder's then existing Transaction Shares bears to the total number of the then existing Transaction Shares held by those other non-Transferring Senior Founders desiring to exercise options pursuant to this
Section 3.5.

                  SECTION 3.6 OPTION OF BRUNSWICK. If the Company and the non-Transferring Senior Founders do not exercise their options to purchase all of the Transferring Senior Founder's Covered Shares to be transferred in accordance with Sections 3.3, 3.4, and 3.5, the Transferring Senior Founder shall promptly offer in writing to Brunswick to sell those Covered Shares that were not purchased in accordance with Sections 3.3, 3.4, and 3.5 at the Price Per Share. For a period of twenty (20) days after submission of the Transferring Senior Founder's offer to Brunswick, Brunswick shall have an option, exercisable by written notice to the Transferring Senior Founder with a copy to the Company, to purchase all or any portion of the remaining Covered Shares.





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                  SECTION 3.7 TRANSFER OF COVERED SHARES. If options granted pursuant to this Article III have not been exercised to purchase all of the Covered Shares to be transferred by the end of the option periods set forth in Sections 3.2, 3.3, 3.4, 3.5, and 3.6, then the Transferring Senior Founder shall be free for a period of one hundred eighty (180) days thereafter to Transfer that number of the Covered Shares for which options were not exercised. If the Covered Shares to be transferred are not sold within the one hundred eighty
(180) day period, those Covered Shares shall continue to be subject to all of the terms and conditions of this Agreement and the Transferring Senior Founder shall not be permitted to Transfer any Covered Shares without again complying with the provisions of this Article III.

                                   ARTICLE IV
                  LIMITATIONS ON BRUNSWICK'S TRANSFER OF SHARES

                  SECTION 4.1 TRANSFER OF BRUNSWICK SHARES. At any time Brunswick desires to Transfer any or all of the Brunswick Shares other than the Brunswick Leakage Amount, whenever acquired by Brunswick, Brunswick shall first offer in writing to sell all of the Brunswick Shares first to the Company and then to the Senior Founders at the Price Per Share, as set forth below.

                  SECTION 4.2 OPTION OF THE COMPANY. For a period of twenty (20) days after the submission of the offer to the Company pursuant to Section 4.1, the Company shall have the option, exercisable by written notice to Brunswick, with a copy to each of the Senior Founders, to purchase all or any part of the Brunswick Shares at the Price Per Share.

                  SECTION 4.3 OPTIONS OF SENIOR FOUNDERS. If the Company does not exercise its option to purchase all of the Brunswick Shares in accordance with Section 4.2, Brunswick shall offer in writing to sell all of the Brunswick Shares that were not purchased in accordance with Section 4.2 to the Senior Founders at the Price Per Share. For a period of twenty (20) days after submission of Brunswick's offer to each of the Senior Founders, each Senior Founder shall have an option, exercisable by written notice to Brunswick, with copies to the Company and the other Senior Founders, to purchase, at the Price Per Share, that portion of the Brunswick Shares not otherwise purchased pursuant to Section 4.2 represented by the ratio such Senior Founder's existing Transaction Shares bears to the total number of Transaction Shares of all of the Senior Founders (or in such other amounts as may be agreed upon by the Senior Founders).

                  SECTION 4.4 FURTHER OPTIONS OF SENIOR FOUNDERS. If one or more Senior Founders having an option to purchase the remaining Brunswick Shares do not exercise their options and do not otherwise agree to purchase all of the remaining Brunswick Shares in accordance with Section 4.3, then those Senior Founders who exercised their options to purchase a portion of the Brunswick Shares pursuant to Section 4.3 shall have further options for a period of twenty
(20) days to purchase the remaining Brunswick Shares at the Price Per Share; provided, however, that if the exercise of those further options would result in the purchase of more than that number of Brunswick Shares remaining, the remaining Brunswick Shares shall be allocated to each Senior Founder to the extent of the lesser of (a) the number of remaining Brunswick Shares that the Senior Founder desires to purchase, or (b) that portion of the remaining Brunswick Shares represented by the ratio of such Senior Founder's then existing Transaction Shares bears to the total number of the then existing Transaction Shares held by those Senior Founders desiring to exercise options pursuant to this Section 4.4.

                  SECTION 4.5 TRANSFER OF BRUNSWICK SHARES. If options granted pursuant to this Article IV have not been exercised to purchase all of the Brunswick Shares by the end of the option periods set forth in Sections 4.2, 4.3, and 4.4, then Brunswick shall be free for a period of one hundred eighty
(180) days thereafter to transfer that number of the Brunswick Shares for which options were not exercised. If all of the Brunswick Shares are not so sold within the one hundred eighty (180) day period, the remaining Brunswick Shares shall continue to be subject to all of the terms and conditions of this Agreement and Brunswick shall not be permitted to Transfer the Brunswick Shares without again complying with the provisions of this Article IV.

                                    ARTICLE V
                               PERMITTED TRANSFERS

                  SECTION 5.1 DEATH OF A SENIOR FOUNDER. Notwithstanding the terms of any other section of this Agreement, the Senior Founders shall be permitted to Transfer Covered Shares, without complying with the provisions of
Article III hereof, upon the death of a Senior Founder, in which case the Senior Founder's Shares may be Transferred consistent with the terms of his will or estate, or such applicable laws of descent and distribution, provided that in any such case such Shares will continue to be subject to the terms of this Agreement with the same force and effect as such Shares were owned by such Senior Founder.

                  SECTION 5.2 CERTAIN TRANSFERS OF SHARES BY SENIOR FOUNDERS. The pledge by a Senior Founder of any of his Shares to secure indebtedness or the Transfer by a Senior Founder of any of his Shares to a trust shall not be deemed to be a Transfer for the purposes of this Agreement and shall not be subject to the provisions of Article III hereof, provided that such Shares will continue to be subject to the terms of this Agreement after such pledge or transfer to a trust with the same force and effect as such Shares were owned by such Senior Founder.

                  SECTION 5.3 TRANSFER TO BRUNSWICK AFFILIATE. The Transfer of any Shares to a Brunswick Affiliate provided such Shares will continue to be subject to the terms of such Agreement with the same force and effect as if such Shares were owned by Brunswick.

                  SECTION 5.4 CHANGE IN CONTROL AND OTHER TRANSACTIONS. The Transfer of any Shares arising out of, or occurring in connection with, a Change in Control of the Company or the Transfer of any Shares occurring as a result of a transaction approved by a majority of the members of the Board of Directors of the Company not affiliated with such transaction shall not




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
be deemed to be a Transfer for purposes of this Agreement and shall not be subject to the provisions hereof.

                  SECTION 5.5 TERMINATION OF SEA RAY DEALER AGREEMENT. In the event of the termination of the Dealer Agreements or if a majority of the Board of Directors of the Company does not consist of the Senior Founders and Other Designated Members for a period of sixty (60) consecutive days, Brunswick shall have the right upon thirty (30) days prior notice to the Company to Transfer all but not less than all of the capital stock of the Company owned by it for cash subject to the right of the Company to purchase such shares for cash at the Price Per Share. Notification by the Company of the exercise of such purchase right shall occur within thirty (30) days of the prior notice given to the Company by Brunswick and the closing of any purchase by the Company shall occur within thirty (30) days after the Company's purchase notice. In the event that the Company is unable to pay cash for Brunswick's shares, the Company may propose a full recourse promissory note due no later than one (1) year after the repurchase date, which either shall be fully secured with collateral or be supported by other assurances of payment, in each case, reasonably acceptable to Brunswick. The note shall bear interest at a rate equal to the rate payable by the Company under its principal line of credit. In the event that the Company does not exercise its right to repurchase the shares under this Section 5.5 or is unable to provide reasonable security or assurances as to its ability to repay the note, Brunswick shall have the right to sell the shares in any transaction or transactions that is not likely to result in any Person or any Affiliate of such Person owning more than five percent (5%) of the then outstanding shares of the Company's Common Stock, which may include a registered secondary offering at the expense of the Company. To the extent that Brunswick has not sold the shares one hundred eighty (180) days after the date that Brunswick became free to sell the shares, Brunswick shall again offer the remaining shares to the Company in accordance with the terms hereof.

                                   ARTICLE VI
                                   SETTLEMENT

                  SECTION 6.1 TIME AND PLACE OF SETTLEMENT. The Settlement for the purchase of Shares by a party hereto pursuant to any provision of this Agreement shall be held as soon as practical but in any event within thirty (30) days after the date of the exercise of the last option exercised, at the principal executive offices of the Company during regular business hours, unless otherwise agreed to by all of the parties to the Settlement. The precise date and hour of the Settlement shall be fixed (within the time limits specified herein) by the purchaser of the Shares (the "Purchaser") upon at least seven (7) days' written notice to the seller of the Shares (the "Seller"). If more than one Purchaser is involved in a Settlement and the Purchasers cannot agree on a time of the Settlement, the precise time of the Settlement shall be fixed by the President of the Company (within the time limits specified herein) upon at least seven (7) days' written notice to the Purchasers and Seller.

                  SECTION 6.2 DELIVERY OF STOCK CERTIFICATE(S). If any Shares are sold pursuant to this Agreement, the Seller shall deliver to the Purchaser or Purchasers at the Settlement the stock certificate(s) representing the Shares being sold, duly endorsed for transfer or with duly executed stock powers attached, with any necessary documentary and transfer tax stamps affixed by the Seller.

                                   ARTICLE VII
                     MAINTENANCE AND OTHER BRUNSWICK RIGHTS

                  SECTION 7.1 MAINTENANCE RIGHT. Brunswick shall have the right to maintain its ownership percentage in the Company at the Targeted Investment Percentage as provided in Sections 7.2, 7.3, and 7.4. The Company will promptly advise Brunswick in writing of the issuance of any Shares.

                  SECTION 7.2 RIGHT OF FIRST REFUSAL ON TRANSFER OF COVERED SHARES. Brunswick shall have the right to purchase from a Transferring Senior Founder in accordance with Section 3.2.

                  SECTION 7.3 RIGHT IN THE EVENT OF FUTURE OFFERINGS BY THE COMPANY. In the event of a follow-on public offering or a private placement of Common Stock by the Company, the Company shall offer to Brunswick the opportunity to purchase such number of shares of Common Stock as are necessary as a result of such follow-on public offering or private placement for Brunswick to achieve or maintain the Targeted Investment Percentage. Any purchase by Brunswick will occur contemporaneously with the closing of the offering upon at least ten (10) days prior written notice to Brunswick at a per share purchase price equal to the per share offering price, less underwriting discounts and commissions.

                  SECTION 7.4 MARKET PURCHASES OF BRUNSWICK. Brunswick shall have the right to purchase Shares in ordinary brokerage transactions in order to achieve, and thereafter to, maintain its ownership percentage in the Company at the Targeted Investment Percentage during any period in which Brunswick has not been informed in writing by the Company in good faith that any such purchases by Brunswick would have a material adverse effect on the ability of the Company to effect a material transaction. In the event the Company so notified Brunswick of any such restriction on the right of Brunswick to so purchase Shares, the Company shall promptly notify Brunswick of the termination of such restriction.

                  SECTION 7.5 RIGHT IN THE EVENT OF ISSUANCE OF NEW CLASS OF STOCK. In the event that the Company issues a class of capital stock other than Common Stock, the Company shall offer to Brunswick the opportunity to purchase a percentage of such new class of capital stock that is equal to the ratio that the Brunswick Shares bears to the issued and outstanding Shares existing at the time of the proposed issuance with such purchase to be on the same terms as the issuance to third parties.

                  SECTION 7.6 RIGHT IN THE EVENT OF PROPOSED SALE. In the event that the Company proposes to sell any capital stock (or any security convertible into, exchangeable for, or carrying a right to acquire capital stock of the Company) to any Person that is a competitor of Brunswick in the principal lines of its marine business, the Company shall provide Brunswick with an opportunity for twenty (20) days to purchase all of such securities on the same terms and conditions as to the Brunswick competitor.

                                  ARTICLE VIII
                                TERM OF AGREEMENT

                  Unless terminated sooner by unanimous agreement in writing of the parties hereto, this Agreement shall terminate, without any further action by any person or entity, on the date that is ten (10) years from the date hereof. Notwithstanding the Transfer of any or all of his Shares by a Senior Founder, such Senior Founder shall remain a party to this Agreement during his lifetime. The rights of Brunswick as provided in Sections 3.2, 3.6, 7.1, 7.2, 7.3, 7.5, and 7.6 shall be applicable only during such time as the Dealer Agreements are in full force and effect.

                                   ARTICLE IX
                                     VOTING

                  In all elections for directors of the Company, each of the parties hereto agrees to vote such party's Shares for the board nominees proposed by the Company's then Board of Directors that are Senior Founders or Other Designated Members if, assuming the election of such slate, the majority of the members of the Board of Directors of the Company will consist of the Senior Founders and Other Designated Members. On all other matters submitted to a vote of the stockholders of the Company at any annual or special meeting of the stockholders, each of the parties hereto shall vote such party's Shares in favor of all proposals and recommendations made by the Board of Directors of the Company for approval or disapproval by the stockholders (including those relating to a transaction that may involve a Change of Control) if, but only if,
(a) such proposals were approved by a majority of the members of the Board of Directors of the Company and, (b) a majority of the members of the Board of Directors of the Company consists of the Senior Founders and Other Designated Members. In the event that a majority of the members of the Board of Directors of the Company does not consist of the Senior Founders and Other Designated Members for a period of sixty (60) consecutive days, this Article IX shall be of no force and effect.

                                    ARTICLE X
                          REPRESENTATION AND WARRANTIES

                  SECTION 10.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

                  (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

                  (b) The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby has been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or any of the transactions contemplated hereby.

                  (c) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

                  SECTION 10.2 REPRESENTATIONS AND WARRANTIES OF BRUNSWICK. Brunswick represents and warrants as follows:

                  (a) Brunswick is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

                  (b) The execution and delivery of this Agreement by Brunswick and the consummation by Brunswick of the transactions contemplated hereby has been duly authorized by all necessary corporate action on the part of Brunswick, and no other corporate proceedings on the part of Brunswick are necessary to authorize this Agreement or any of the transactions contemplated hereby.

                  (c) This Agreement has been duly executed and delivered by Brunswick and constitutes a valid and binding obligation of Brunswick and is enforceable against Brunswick in accordance with its terms.

                  SECTION 10.3 REPRESENTATIONS AND WARRANTIES OF SENIOR FOUNDERS. Each Senior Founder represents and warrants that such Senior Founder has the power and authority to execute, deliver, and perform this Agreement and that this Agreement is the legal and binding obligation of such Senior Founder and is enforceable against such Senior Founder in accordance with its terms.

                                   ARTICLE XI
                               GENERAL PROVISIONS

                  SECTION 11.1 LEGAL IMPEDIMENT OF THE COMPANY; STOCKHOLDER VOTE. If the Company cannot legally purchase Shares without a vote of its stockholders at any time the Company desires to purchase Shares under the terms of this Agreement, then the Stockholders shall vote their respective Shares so as to allow the Company to take all steps permitted or required under the laws of the state of Delaware, as they may be amended from time to time, to enable the Company to purchase those Shares. The Company shall take all such steps as soon as practicable.

                  SECTION 11.2 STOCK CERTIFICATE(S) TO BE MARKED WITH LEGEND. All certificate(s) representing Shares now outstanding, hereafter issued by the Company to the Senior Founders or Brunswick Transferred on the books of the Company shall be marked during the term of this Agreement with a legend in form and content substantially similar to the following:

                  "This certificate and the shares represented hereby are held subject to the terms and conditions of a Stockholders' Agreement dated as of April 28, 1998, and any and all amendments thereto, to which this Company is a party, and may not be encumbered, sold, transferred or otherwise disposed of except in accordance with the terms and conditions thereof. A copy of that agreement and any and all amendments thereto is on file and may be inspected at the principal executive office(s) of the Company. The Company will mail, without charge, a copy of the agreement to any Stockholder after receiving a written request therefor."

                  SECTION 11.3 COPY OF AGREEMENT TO BE KEPT ON FILE. The Company shall keep on file at its principal executive office, and shall exhibit to any Stockholder or the Stockholder's duly authorized representative at any and all reasonable times, an executed copy of this Agreement (together with any and all amendments thereto) and a copy of the Company's most recent fiscal year end balance sheet and income statement.

                  SECTION 11.4 SUBSEQUENT SPOUSES TO BECOME BOUND. If after the date of execution of this Agreement, any Senior Founder shall marry, that party shall use his best efforts to require his spouse to sign a Consent of Spouse in form and content satisfactory to the Company.

                  SECTION 11.5 ENTIRE AGREEMENT; AMENDMENT, MODIFICATION, TERMINATION. Except for the Settlement Agreement, the Dealer Agreements, the Agreement Relating to the Purchase of MarineMax Common Stock, the Governance Agreement, and the Agreement Relating to Acquisitions among the Company, Brunswick, and others, this Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements and conditions, express or implied, oral or written, unless otherwise specified in this Agreement. This Agreement may be amended, modified, or terminated at any time or times only by unanimous written agreement of the parties hereto.

                  SECTION 11.6 CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the state of Delaware, notwithstanding any Delaware or other conflict-of-laws rules to the contrary.

                  SECTION 11.7 NOTICES. Unless otherwise specifically stated herein, all notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt, twelve (12) hours after being sent by facsimile, or seventy-two (72) hours after being sent by registered or certified mail, postage prepaid, addressed as set forth below:

                        (i)         If to the Company:

                                    MarineMax, Inc.
                                    Attention: Mr. William H. McGill Jr.
                                    18167 US North #499
                                    Clearwater, Florida 33764
                                    Tel:  (813) 531-1700
                                    Fax:  (813) 531-0123

                                    With a copy to:

                                    O'Connor, Cavanagh, Anderson, Killingsworth
                                    & Beshears, P.A.
                                    Attention: Robert S. Kant, Esquire
                                    One East Camelback Road, Suite 1100
                                    Phoenix, Arizona  85012
                                    Tel:  (602) 263-2606
                                    Fax:  (602) 263-2900

                       (ii)         If to Brunswick:

                                    Brunswick Corporation
                                    Attention: Mr. Peter Larson
                                    1 North Field Court
                                    Lake Forest, Illinois 60045
                                    Tel:  (847) 735-4822
                                    Fax:  (847) 735-4050

                                    With a copy to:

                                    Brunswick Corporation
                                    Attention: General Counsel
                                    1 North Field Court
                                    Lake Forest, Illinois 60045
                                    Tel:  (847) 735-4305
                                    Fax:  (847) 735-4050

                      (iii)         If to any other party hereto:

                                    To that party's last address appearing on the records of the Company.

                  Any party may alter the address to which communications or copies are to be sent by giving notice of that change of address in conformity with the provisions of this Section for the giving of notice.

                  SECTION 11.8 BINDING NATURE OF AGREEMENT; NO ASSIGNMENT. Except to the extent set forth herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns, except that no party may assign or transfer his, her, or its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  SECTION 11.9 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party hereto whose signature appears hereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  SECTION 11.10 PROVISIONS SEVERABLE. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable as written, such court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable consistent with the intent of the parties hereto.

                  SECTION 11.11 COUNTING. In computing the number of days or hours for purposes of this Agreement, all days and hours shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day or hour of any time period falls on a

Saturday, Sunday or day that is a legal holiday in the state of Delaware, then the final day or hour shall be deemed to be the next day or hour that is not, or does not fall on, a Saturday, Sunday or day that is a legal holiday in the state of Delaware.

                  SECTION 11.12 EFFECTIVE DATE. This Agreement shall be effective upon the final closing under the IPO and Brunswick's purchase of Shares, but no party shall take any actions inconsistent with this Agreement after its execution, except that the Senior Founders may sell stock as Selling Stockholders in the IPO.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                              MARINEMAX, INC.


                                              By: /s/ William H. McGill, Jr.
                                                --------------------------------
                                              Name: /s/ William H. McGill, Jr.
                                              Title: Chairman CEO


                                              BRUNSWICK CORPORATION


                                              By: /s/ Peter N. Larson
                                                --------------------------------
                                              Name: Peter N. Larson
                                              Title: Chairman & Chief
                                                     Executive Officer


                                              SENIOR FOUNDERS:


                                              By: /s/ William H. McGill Jr.
                                                --------------------------------
                                              Name:  William H. McGill Jr.


                                              By: /s/ Richard R. Bassett
                                                --------------------------------
                                              Name:  Richard R. Bassett


                                              By: /s/ Louis R. DelHomme
                                                --------------------------------
                                              Name:  Louis R. DelHomme



                                              By: /s/ Richard C. LaManna Jr.
                                                --------------------------------
                                              Name:  Richard C. LaManna Jr.
                                                   -----------------------------

                               CONSENT OF SPOUSES


         The undersigned spouses of the Senior Founders who are parties to the Stockholders' Agreement (the "Agreement") with MARINEMAX, INC., a Delaware corporation (the "Company"), hereby declare that they have read the Agreement in its entirety, and being fully convinced of the wisdom and equity of the terms of the Agreement, and in consideration of the premises and of the provisions of the Agreement, the undersigned hereby express their acceptance of the same and do agree to its provisions.

         The undersigned further agree that in the event of the death of their respective spouses, the dissolution of their respective marriages or any other occurrence contemplated by the Agreement, the provisions of the Agreement shall be binding upon them to the extent of any interest that they may have in the Company.

         The undersigned further agree that they will at any time make, execute and deliver such instruments and documents that may be necessary to carry out the provisions of the Agreement.

         This instrument is not a present transfer or release of any rights which the undersigned may have in any of the community property of their respective marriages.

         DATED as of the 28th day of April, 1998.


/s/ Brittany C. McGill
--------------------------------
Spouse of William H. McGill Jr.



/s/ Corinne DelHomme
--------------------------------
Spouse of Louis R. DelHomme



/s/ Judith L. LaManna
--------------------------------
Spouse of Richard C. LaManna Jr.